Exhibit 99.1

Alight Announces Redemption of All Outstanding Class C Units

LINCOLNSHIRE, IL – December 2, 2021 (BUSINESS WIRE) – Alight (NYSE: ALIT) (“Alight” or the “Managing Member”), a leading cloud-based provider of integrated digital human capital and business solutions, today announced that Alight Holding Company, LLC (the “Company”) will redeem all of its 15,133,333 outstanding Class C Units (the “Units”) to purchase shares of the Managing Member’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), for a redemption price of $0.10 per Unit (the “Redemption Price”), that remain outstanding at 5:00 p.m. New York City time on December 27, 2021 (the “Redemption Date”). This redemption follows the redemption of the 44,499,941 outstanding Public Warrants (which include the Forward Purchase Warrants) which were called for redemption on November 26, 2021 pursuant to a notice of redemption delivered on the same date.

These Units were issued under the Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of July 2, 2021, by and between the Managing Member, Bilcar FT, LP, a Delaware limited partnership (“Bilcar”), Trasimene Capital FT, LP, a Delaware limited partnership (“Trasimene”), the Company and the other parties from time to time party thereto, as amended by the First Amendment to Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of December 1, 2021 (together, the “LLC Agreement”), by and between the Managing Member, Bilcar, Trasimene and the Company and are subject to the Warrant Agreement, dated as of May 29, 2020, by and between Foley Trasimene Acquisition Corp. (n/k/a Alight Group, Inc.) (“FTAC”) and Continental Stock Transfer & Trust Company (the “Warrant Agent”), as amended by the Warrant Assumption Agreement, dated as of July 2, 2021 (together, the “Warrant Agreement”), by and between the Managing Member, FTAC and the Warrant Agent.

Redemption Details

Under the terms of the LLC Agreement, the Company is entitled to redeem all of the outstanding Units if the Reference Value (as defined below) equals or exceeds $10.00 per share. “Reference Value” means the last reported sales price of the shares of the Class A Common Stock for any twenty (20) trading days within the thirty (30) trading-day period ending on the third trading day prior to the date on which notice of the redemption is given. This share price performance target has been met.

In accordance with the Warrant Agreement, upon delivery of the notice of redemption, the Units may be exchanged either for cash or on a “cashless basis.” Accordingly, holders may continue to exchange Units and receive Class A Common Stock in exchange for payment in cash of the $11.50 per Unit exchange price. Alternatively, a holder may surrender Units for a certain number of shares of Class A Common Stock (such fraction determined by reference to the Warrant Agreement and described in the notice of redemption) that such holder would have been entitled to receive upon a cash exchange of Units. Holders of Units that elect a “make-whole” cashless exchange of the Units will receive a number of shares of Class A Common Stock for each Unit surrendered for exchange to be provided to the holders of Units no later than December 13, 2021. The exchange procedures are described in the notice of redemption and the election to purchase included therein. Any Units that remain unexchanged at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable, and the holders will have no rights with respect to those Units, except to receive the $0.10 per Unit.

The number of shares of Class A Common Stock that each exercising Unit holder will receive by virtue of the make-whole cashless exchange (instead of paying the $11.50 per Unit cash exchange price) will be calculated in accordance with the terms of the Warrant Agreement with reference to the table set forth in Section 6.2 of the Warrant Agreement based on the fair market value of the shares of Class A Common Stock and length of time to the applicable expiration of the Units. If any holder of Units would, after taking into account all of such holder’s Units exchanged at one time, be entitled to receive a fractional interest in a share of Class A Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

None of Alight, its board of directors or employees has made or is making any representation or recommendation to any holder of the Units as to whether to exchange, whether on a cash or cashless basis, or refrain from exchanging any Units.

Issuance of the shares of Class A Common Stock underlying the Units has been registered by Alight under the Securities Act of 1933, as amended, and is covered by a registration statement filed on Form S-1 with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-258350). In addition to the broker of any Unit holder, questions may also be directed to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attention: Compliance Department, Telephone Number (212) 509-4000.

About Alight Solutions

With an unwavering belief that a company’s success starts with its people, Alight Solutions is a leading cloud-based provider of integrated digital human capital and business solutions. Leveraging proprietary AI and data analytics, Alight optimizes business process as a service (BPaaS) to deliver superior outcomes for employees and employers across a comprehensive portfolio of services. Alight allows employees to enrich their health, wealth and work while enabling global organizations to achieve a high-performance culture. Alight’s 15,000 dedicated colleagues serve more than 30 million employees and family members. Learn how Alight helps organizations of all sizes, including over 70% of the Fortune 100.

For more information, please visit www.alight.com.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to the expectations regarding the redemption of Alight’s warrants or the Company’s Units. In some cases, these forward-looking statements can be identified by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties including, among others, risks related to the level of business activity of our clients, risks related to the impact of the COVID-19 pandemic, including as a result of new strains or variants of the virus, competition in our industry, the performance of our information technology systems and networks, our ability to maintain the security and privacy of confidential and proprietary information and changes in regulation. Additional factors that could cause Alight’s results to differ materially from those described in the forward-looking statements can be found under the section entitled “Risk Factors” of Alight’s prospectus filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2021 pursuant to Rule 424(b)(3) under the Securities Act, as such factors may be updated from time to time in Alight’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in Alight’s filings with the SEC. Alight undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Contacts

Investors:

Alight Investor Relations

investor.relations@alight.com

Media:

MacKenzie Lucas

mackenzie.lucas@alight.com